SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 19, 2003

               Date of earliest event reported: September 4, 2003

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

              Delaware                              04-3310676
          (State or other                         (IRS Employer
          jurisdiction of                       Identification No.)
          incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K dated September 4, 2003 (filed September 18, 2003) to amend the Item 7(b) Pro Forma Financial Information as of and for the fiscal year ended January 31, 2003 and the six months ended July 31, 2003, and related exhibits, filed with the Amendment to Current Report on Form 8-K/A filed November 18, 2003, in order to correct certain typographical errors contained therein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) PRO FORMA FINANCIAL INFORMATION

The following information set forth in the Amendment to Current Report on Form 8-K/A filed November 18, 2003 is hereby amended in its entirety by the information contained in this Amendment No. 2.


Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended July 31, 2003


       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 2003
             (Amounts in thousands, except share and per share data)



                                                                    ALLOY            dELiA*s        PRO FORMA
                                                                  HISTORICAL        HISTORICAL (1)  ADJUSTMENTS (2)    PRO FORMA
                                                                  ----------        ----------      -----------        ---------

Revenues:
  Net merchandise revenues                                      $     59,999         $ 56,305       $       --        $    116,304
  Sponsorship and other revenues                                      89,946             --                 --              89,946
                                                                ------------         --------       ------------      ------------
               Total revenues                                        149,945           56,305               --             206,250

Cost of revenues:
  Cost of goods sold                                                  30,491           32,842             (2,229)(i)        61,104
  Cost of sponsorship and other revenues                              48,609             --                 --              48,609
                                                                ------------         --------       ------------      ------------
               Total cost of revenues                                 79,100           32,842             (2,229)          109,713

Gross profit                                                          70,845           23,463              2,229            96,537
                                                                ------------         --------       ------------      ------------
Operating expenses:
  Selling, general and administrative                                 68,382           35,021              2,229 (i)       105,632
  Amortization of intangible assets                                    3,680             --                  290 (c)         3,970
  Restructuring charge                                                   380             --                 --                 380
  Finance charges and transaction fees                                  --              2,340             (1,094)(k)         1,246
  Asset impairment charges                                              --              3,453               --               3,453
                                                                ------------         --------       ------------      ------------
               Total operating expenses                               72,442           40,814              1,425           114,681
                                                                ------------         --------       ------------      ------------
(Loss) income from operations                                         (1,597)         (17,351)               804           (18,144)
Interest and other income (expense), net                                 284             (278)            (1,583)(j)        (1,577)
Loss before income taxes                                              (1,313)         (17,629)              (779)          (19,721)
Provision (benefit) for income taxes                                    (606)            --                 --                (606)
                                                                ------------         --------       ------------      ------------
Net loss                                                                (707)         (17,629)              (779)          (19,115)

Preferred stock dividends and accretion                                1,155             --                 --               1,155
                                                                ------------         --------       ------------      ------------
Net loss attributable to common stockholders                    $     (1,862)        $(17,629)      $       (779)     $    (20,270)
                                                                ============         ========       ============      ============


Basic and diluted loss per share of common stock:

Basic loss attributable to common
stockholders per share:                                         $      (0.05)            --                 --        $      (0.50)
                                                                ============         ========       ============      ============
Diluted loss attributable to common
stockholders per share:                                         $      (0.05)            --                 --        $      (0.50)
                                                                ============         ========       ============      ============
Weighted average basic shares outstanding                         40,650,532             --                 --          40,650,532
                                                                ============         ========       ============      ============
Weighted average diluted common shares outstanding                40,650,532             --                 --          40,650,532
                                                                ============         ========       ============      ============


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EXHIBITS.


 None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2003


                                          ALLOY, INC.
                                          (Registrant)

                                          By: /s/ Matthew C. Diamond
                                              ---------------------------------
                                          Matthew C. Diamond
                                          Chief Executive Officer

                                  EXHIBIT INDEX


None

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